UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PulteGroup, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 7, 2020.

PULTEGROUP, INC.

PULTEGROUP, INC.

3350 PEACHTREE ROAD NORTHEAST

SUITE 150

ATLANTA, GA 30326

ATTN: TODD SHELDON

Meeting Information Meeting Type: Annual Meeting
For holders as of: March 13, 2020
Date: May 7, 2020 Time: 1:00 PM ET
Location: The offices of PulteGroup, Inc.
3350 Peachtree Road NE
Atlanta, GA 30326

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Your vote is important! See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2020 to facilitate timely delivery. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person:   Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all the nominees listed and FOR Proposals 2 and 3:

1.	Election of Directors

Nominees:

1a.	Brian P. Anderson

1b.	Bryce Blair

1c.	Richard W. Dreiling

1d.	Thomas J. Folliard

1e.	Cheryl W. Grisé

1f.	André J. Hawaux

1g.	Ryan R. Marshall

1h.	John R. Peshkin

1i.	Scott F. Powers

1j.	Lila Snyder

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020.
3.	Say-on-pay: Advisory vote to approve executive compensation.

NOTE: If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy will vote in their discretion.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online, by telephone, or by requesting a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

LOCATION OF MEETING

We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor our annual meeting website at www.proxyvote.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting.